EXHIBIT 99.1

Release:          April 20, 2020 (3 p.m. MT)

On strength of operating model and team, CP sets Q1 record for grain movement with monthly records for January and March

Calgary – Canadian Pacific's (TSX: CP) (NYSE: CP) first quarter of 2020 was the best Q1 on record for Canadian grain and grain products, with more than 6.35 million metric tonnes (MMT) moved. The 2020 result breaks the company's previous first-quarter record, set in 2016, by 300,000 metric tonnes.

“The CP family of operating employees delivers service excellence, day in and day out,” said Joan Hardy, Vice-President Sales and Marketing Grain and Fertilizers. “Whether it’s our employees operating the trains that bring railcars to the elevators, the teams that plan our train movements, or those who maintain our tracks and infrastructure, everyone is making sure assets are turned safely and efficiently. The COVID-19 pandemic has brought challenges to their work, but it has also strengthened their commitment to delivering. The combined efforts across CP, supply chain efficiency and a strong demand environment from our customers contributed to these records. Now more than ever, keeping the grain supply chain moving is critical to the wellbeing of North America and the world.”

First quarter monthly tonnage results:
•	January: 2.09 MMT (best-ever January)
•	February: 1.76 MMT
•	March: 2.50 MMT (best-ever March)

As of March 31, 2020, CP’s movement of grain for the 2019-2020 crop year was 18.53 MMT, a 6 percent increase compared to last crop year.

The supply chain advancements by CP and its customers are yielding significant productivity gains from field to rail to port. CP's investment in high-capacity hopper cars will see 5,900 new cars added to the railway’s grain shipping fleet. CP’s fleet of new grain cars, now at more than 2,500, is adding more than 1.1 tonnes of extra grain per railcar compared to the same period last year. The new hopper cars can carry 10 percent more volume and 15 percent more weight compared to the older cars they are replacing.

An 8,500-foot High Efficiency Product (HEP) train can carry in excess of 40 percent more grain than the 7,000-foot train model when combined with the additional capacity of the new hopper cars. Customers are actively investing in their elevator networks to accommodate 8,500-foot trains. There are currently 14 elevators on CP’s Canadian network that are 8,500-foot HEP qualified, and 14 more projects underway. By year-end more than 30 percent of the CP-serviced unit train loaders will be 8,500-foot HEP qualified, increasing capacity and efficiency in the grain supply chain for customers and stakeholders.

“We’re committed to delivering for our customers and farmers as seeding activities ramp up across western Canada,” said Hardy. “With significant volumes of fertilizer and potash shipped in 2020 to date, our customers are well-positioned for application as part of the spring planting processes. I wish farmers a successful and prosperous season.”

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, the anticipated efficiency of the HEP train model and associated facilities, including growth in our high-capacity hopper car fleet in 2020 and beyond, capital expenditures, shipment capacity, completion and the anticipated impacts on capacity and efficiency of the HEP qualification of CP-served train-loading facilities, and performance by and investments in the Canadian grain supply chain by CP and third-party shippers.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; and the anticipated impacts of COVID-19. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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